                                    EXHIBIT I

Item 3

         (b)       X       Bank as defined in Section 3(a)(b) of the Act
                 ----
                           Chancellor LGT Trust Company

         (c)       X       Investment Adviser registered under Section 203 of
                 ----

                           Chancellor LGT Asset Management, Inc.